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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                           ---------------------------


                                    FORM 8-K


                           ---------------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 1997
                                                 -------------

                           DART GROUP CORPORATION
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           (Exact name of registrant as specified in its charter)

           Delaware                           0-1946                   53-0242973
-----------------------------              --------------           -----------------
 (State or other jurisdiction               (Commission              (I.R.S. Employer
       of incorporation)                    File Number)            Identification No.)

            3300 75th Avenue, Landover, Maryland                          20785
            ------------------------------------                        ----------
            (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (301) 731-1200
                                                   --------------


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         (Former name or former address, if changed since last report).


    The total number of sequentially numbered pages is 4.

    The exhibit index appears on page 3.





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Item 5.  Other Events

         On June 25, 1997, Dart Group Corporation ("Dart") announced that its subsidiary Shoppers Food Warehouse Corp. agreed to sell $200 million of its 9 3/4% Senior Notes due 2004. Dart's press release making such announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release, dated June 25, 1997, of Dart Group Corporation


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DART GROUP CORPORATION



                                         By:  MARK A. FLINT
                                              ---------------------------
                                              Mark A. Flint
                                              Senior Vice President and
                                               Chief Financial Officer
Date:  June 27, 1997






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                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index



         Exhibit 99.1 Press Release, dated June 25, 1997, of Dart Group Corporation






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